UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2021

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2021, the Board of Directors of The J. M. Smucker Company (the “Company”) approved and adopted an amendment (the “Amendment”) to the Company’s Amended Regulations (the “Regulations”). The Amendment amends Article II, Section 1 of the Regulations to fix the number of Directors of the Company at 12 until the next annual meeting of shareholders to be held on August 18, 2021 and to thereafter fix such number of Directors at 11. The Amendment became effective on June 25, 2021.

The foregoing is a summary of the Amendment and is qualified in its entirety by reference to the full text of the Regulations. A copy of the Regulations is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01    Other Events.

On June 25, 2021, the Company elected to exercise its optional redemption right to redeem all $400,000,000 aggregate principal amount of its outstanding 3.000% Notes due 2022 (the “2022 Notes”) and instructed U.S. Bank National Association, as trustee under the indenture governing the 2022 Notes, to issue a redemption notice to registered holders of the 2022 Notes. The date fixed for the redemption of the 2022 Notes is July 26, 2021 (the “Redemption Date”).

The redemption price for the 2022 Notes is equal to 100% of the principal amount of the 2022 Notes to be redeemed plus the sum of the present values of the remaining scheduled payments of principal and interest on the 2022 Notes (not including interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Treasury Rate plus 20 basis points, plus accrued and unpaid interest on the 2022 Notes to the Redemption Date.

Item 9.01     Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Exhibit Description
3.1	Amended Regulations of The J. M. Smucker Company
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: July 1, 2021	By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal and Compliance Officer and Secretary

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